UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

KEARNY FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2019, Kearny Financial Corp. (“Kearny”) and MSB Financial Corp. (“MSB Financial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which MSB Financial will merge with and into Kearny (the “Merger”). Immediately following the Merger, Millington Bank will merge with and into Kearny Bank.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of common stock of MSB Financial will be automatically converted into and exchangeable for the right to receive either: (i) $18 in cash (the “Cash Consideration”), or (ii) 1.3 shares of the Kearny’s common stock with cash being paid in lieu of fractional shares (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). The Merger Agreement provides that 90% of the outstanding shares of MSB Financial common stock will be converted into Stock Consideration and 10% of the outstanding shares of MSB Financial common stock will be converted into Cash Consideration. Each shareholder of MSB Financial will be entitled to elect the number of shares of MSB Financial common stock held by such shareholder that will be exchanged for the Stock Consideration or the Cash Consideration subject to proration in the event that a selected form of consideration is over-elected.

The Merger Agreement includes customary representations and warranties made by Kearny and MSB Financial, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger is also subject to approval by MSB Financial’s stockholders as well as regulatory approvals and other customary closing conditions. The Merger Agreement provides certain termination rights for both Kearny and MSB Financial and further provides that a termination fee of $3.54 million will be payable by MSB Financial to Kearny upon termination of the Merger Agreement under certain circumstances.

The Merger has been unanimously approved by the Boards of Directors of each of Kearny and MSB Financial and is expected to close late in the second calendar quarter of 2020.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with other factual information regarding Kearny or MSB Financial, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Kearny, MSB Financial, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Kearny and MSB Financial and a prospectus of Kearny, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that each of Kearny and MSB Financial make with the Securities and Exchange Commission (“SEC”).

In connection with entering into the Merger Agreement, each of the directors and executive officers of MSB Financial has entered into a voting agreement (collectively, the “Voting Agreements”). The Voting Agreements generally require that the stockholder party thereto vote all of his or her shares of MSB Financial common stock in favor of the Merger Agreement and the transactions contemplated therein. The Voting Agreements will remain in effect until the earlier of (a) the final adjournment of the stockholder meeting held by MSB Financial to vote on the approval and adoption of the Merger Agreement and the transactions contemplated therein or (b) the termination of the Merger Agreement.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of the Voting Agreements. A form of the MSB Financial Voting Agreement is included as Exhibit A to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

On December 19, 2019, Kearny released a presentation to investors containing additional information regarding the Merger. The presentation is included in this Report as Exhibit 99.1 and is furnished herewith, and shall not be deemed “filed” for any purpose nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01	Other Events

On December 18, 2019, Kearny and MSB Financial issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (1) the benefits of the merger between Kearny and MSB Financial, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (2) Kearny and MSB Financial’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (3) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Kearny and MSB Financial may not be combined successfully, or such combination may take longer than expected; the cost savings from the Merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the Merger may be greater than expected; governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger or otherwise; the stockholders of MSB Financial may fail to approve the Merger; credit and interest rate risks associated with Kearny’s and MSB Financial’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Kearny’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Kearny or MSB Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Kearny and MSB Financial do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information and Where to Find It

Investors and stockholders are urged to carefully review and consider each of Kearny’s and MSB Financial’s public filings with the SEC, including, but not limited to, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Kearny with the SEC may be obtained at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from Kearny at www.kearnybank.com under the link “Investor Relations” or by requesting them in writing to Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey 07004, Attention: Gail Corrigan, or from MSB Financial at www.millingtonbank.com under the section “About Us-Investor Relations” under the heading “MSB Financial Corp.”

In connection with the proposed merger, Kearny will file with the SEC a registration statement on Form S-4 that will include a proxy statement of MSB Financial and a prospectus of Kearny, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to carefully read the entire registration statement and proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Copies of the registration statement and proxy statement/prospectus and the filings that will be incorporated by reference therein, as well as other filings containing information about Kearny and MSB Financial, when they become available, may be obtained at the SEC’s Internet site (www.sec.gov). Free copies of these documents may be obtained as described in the preceding paragraph.

MSB Financial and Kearny and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kearny and MSB Financial in connection with the proposed merger. Information about the directors and executive officers of Kearny is set forth in the proxy statement for the Kearny 2019 annual meeting of stockholders, as filed with the SEC on Schedule 14A on September 13, 2019. Information about the directors and executive officers of MSB Financial is set forth in the proxy statement for the MSB Financial 2019 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 18, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger to be filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger dated as of December 18, 2019 by and between Kearny Financial Corp. and MSB Financial Corp.*

Exhibit 99.1	Investor Presentation dated December 19, 2019

Exhibit 99.2	Joint Press Release dated December 18, 2019

Exhibit 104	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*	Except as otherwise noted in this Current Report on Form 8-K, schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEARNY FINANCIAL CORP.

DATE: December 19, 2019	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer